UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2014

VOCUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-125834	58-1806705
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12051 Indian Creek Court, Beltsville, Maryland	20705
(Address of principal executive offices)	(Zip Code)

(301) 459-2590

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

Item 3.03 below is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on April 6, 2014, Vocus, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with GTCR Valor Companies, Inc., a Delaware corporation (“Parent”), and GTCR Valor Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Purchaser”), providing for the merger of Purchaser with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. In accordance with the terms of the Merger Agreement, on May 30, 2014 (the “Closing Date”), the Merger was consummated. At the effective time of the closing of the Merger (the “Effective Time”), each share of the Company’s common stock, par value $0.01 per share (the “Common Stock”), issued and outstanding immediately prior to the Effective Time (other than Shares held by the Company as treasury stock or held by Parent, Purchaser or any other direct or indirect wholly owned subsidiary of Parent) was automatically converted into the right to receive $18.00 per share in cash, without interest (the “Per Share Merger Consideration”).

The foregoing description of the Merger and the Merger Agreement does not purport to be complete in all respects and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 7, 2014 and is incorporated herein by reference.

A copy of the joint press release issued by the Company, Parent and Purchaser on May 30, 2014 announcing the completion of the Merger is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 30, 2014, the Company notified the NASDAQ Global Select Market (“NASDAQ”) of the completion of the Merger and requested that (i) trading of the Common Stock, together with the associated Series B Junior Participating Preferred Stock purchase rights (the “Rights”), on NASDAQ be suspended as of the close of business on May 30, 2014 and (ii) NASDAQ file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Common Stock and associated Rights. As of the close of business on May 30, 2014, the Common Stock, together with the associated Rights, which traded under the symbol “VOCS,” ceased trading on, and is being delisted from, NASDAQ. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the termination of the registration of the Common Stock, together with the associated Rights, under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

Item 3.03 Material Modification to Rights of Security Holders.

Reference is hereby made to that certain Rights Agreement dated as of May 13, 2013, by and between the Company and American Stock Transfer & Trust Company, LLC, as rights agent, as amended by that certain First Amendment, dated as of April 6, 2014 (as amended, the “Rights Agreement”). Pursuant to Section 1(l) of the Rights Agreement, the Rights Agreement expires and terminates immediately prior to the Effective Time. Accordingly, the Rights Agreement has terminated and is of no further force or effect. Furthermore, the preferred share purchase rights granted under the Rights Agreement, each representing the right to purchase one one-thousandth share of Series B Junior Participating Preferred Stock of the Company, have expired and are no longer outstanding.

The foregoing description of the Rights Agreement does not purport to be complete in all respects and is qualified in its entirety by reference to the full text of the Rights Agreement, which was attached as Exhibit 4.1 to the Company’s Current Report on
Form 8-K filed with the SEC on May 13, 2013, and that certain First Amendment to the Rights Agreement, dated April 6, 2014, which was attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 7, 2014, and is incorporated into this report by reference.

The information set forth under Item 2.01, Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01 Changes in Control of Registrant.

As a result of the Merger, a change in control of the Company occurred and the Company became a wholly owned subsidiary of Parent. The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference. Purchaser obtained the funds for the purchase of the Company’s outstanding stock, options and restricted stock units in the transaction from Parent. Parent obtained the funds that were provided to Purchaser from equity financing provided by GTCR Fund X/A AIV LP, an affiliate of Parent, and third party debt financing sources.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In connection with the Merger, as of the Effective Time, the members of the Company’s Board of Directors immediately prior to the Effective Time resigned as directors of the Company. On May 30, 2014, Philip A. Canfield, Mark M. Anderson, Lawrence C. Fey and Stephen P. Master were elected as new directors of the Company immediately following the Effective Time.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, on the Closing Date, the Bylaws of the Company were amended and restated in their entirety (the “Amended and Restated Bylaws”). A copy of the Amended and Restated Bylaws is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of April 6, 2014, by and among Vocus, Inc., GTCR Valor Companies, Inc. and GTCR Valor Merger Sub, Inc. (filed as Exhibit 2.1 to our Current Report on Form 8-K filed on April 7, 2014 (File No. 001-35926), and incorporated herein by reference).

3.1	Amended and Restated Bylaws of Vocus, Inc.

4.1	Rights Agreement dated as of May 13, 2013, by and between Vocus, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent (filed as Exhibit 4.1 to our Current Report on Form 8-K filed on May 13, 2013 (File No. 001-35926), and incorporated herein by reference).

4.2	First Amendment to Rights Agreement dated as of April 6, 2014, by and between Vocus, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent (filed as Exhibit 4.1 to our Current Report on Form 8-K filed on April 7, 2014 (File No. 001-35926), and incorporated herein by reference).

99.1	Joint press release issued by Vocus, Inc., GTCR Valor Companies, Inc. and GTCR Valor Merger Sub, Inc. dated May 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOCUS, INC.
Date: May 30, 2014

	By:	/s/ Stephen A. Vintz
Stephen A. Vintz
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of April 6, 2014, by and among Vocus, Inc., GTCR Valor Companies, Inc. and GTCR Valor Merger Sub, Inc. (filed as Exhibit 2.1 to our Current Report on Form 8-K filed on April 7, 2014 (File No. 001-35926), and incorporated herein by reference).

3.1	Amended and Restated Bylaws of Vocus, Inc.

4.1	Rights Agreement dated as of May 13, 2013, by and between Vocus, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent (filed as Exhibit 4.1 to our Current Report on Form 8-K filed on May 13, 2013 (File No. 001-35926), and incorporated herein by reference).

4.2	First Amendment to Rights Agreement dated as of April 6, 2014, by and between Vocus, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent (filed as Exhibit 4.1 to our Current Report on Form 8-K filed on April 7, 2014 (File No. 001-35926), and incorporated herein by reference).

99.1	Joint press release issued by Vocus, Inc., GTCR Valor Companies, Inc., and GTCR Valor Merger Sub, Inc. dated May 30, 2014.

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